UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



    Date of report (Date of earliest event reported):  November 10, 2004




                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




      Maryland                      001-13145                 36-4150422
------------------------      --------------------           ---------------
(State or other juris-        (Commission File               (IRS Employer
diction of incorporation)     Number)                        Identification
                                                             No.)




     200 East Randolph Drive, Chicago, IL                       60601
     ------------------------------------                    ----------
    (Address of principal executive office)                  (Zip Code)




Registrant's telephone number, including area code:         (312) 782-5800




                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)
















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ITEM 5.02(b).  RETIREMENT OF A MEMBER OF THE BOARD OF DIRECTORS

      The Board of Directors (the "Board") of Jones Lang LaSalle Incorporated (the "Company") issued a press release announcing that Stuart
L. Scott will retire as a member and the Chairman of the Board, effective December 31, 2004. The full text of this press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein (the "Press Release").



ITEM 8.01. OTHER EVENTS: ELECTION OF CURRENT DIRECTOR TO SERVE AS CHAIRMAN OF THE BOARD OF DIRECTORS

      The Board of the Company also announced in the Press Release that it has unanimously elected Sheila A. Penrose, who is currently a member of the Board, to the post of Chairman of the Board for an initial term of two years, effective January 1, 2005.



ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            The following exhibit is included with this Report:

            99.1 Press release issued by Jones Lang LaSalle Incorporated on November 10, 2004 announcing (1) the retirement of Stuart L. Scott as a member and the Chairman of the Board of Directors, effective December 31, 2004, and (2) the election of Sheila A. Penrose as Chairman of the Board of Directors, effective January 1, 2005.





































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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  November 10, 2004           JONES LANG LASALLE INCORPORATED


                                    By:      /s/ Lauralee E. Martin
                                             ------------------------------
                                    Name:    Lauralee E. Martin

                                    Title:   Executive Vice President and
                                             Chief Financial Officer




















































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